                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported)     November 2, 1998
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                          Advance Holding Corporation
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            (Exact name of registrant as specified in its charter)



     Virginia                     333-56031                    54-1622754
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   (State or other               (Commission               (I.R.S. Employer
     jurisdiction                File Number)              Identification No.)
   of incorporation)


    5673 Airport Road, Roanoke, Virginia                          24012
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  (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code      (540) 362-4911
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                                Not applicable
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        (Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          (a) On November 2, 1998, Advance Acquisition Corporation, a Delaware corporation ("AAC"), and an indirect wholly-owned subsidiary of the Registrant, completed the acquisition of Western Auto Supply Company, a Delaware corporation ("Western Auto"), pursuant to the terms of an Agreement and Plan of Merger entered into on August 17, 1998 (as amended, the "Merger Agreement") by and among the Registrant, AAC, Advance Stores Company, Incorporated, a Virginia corporation ("ASCI"), and a wholly-owned subsidiary of the Registrant and the parent of AAC, Western Auto, Sears, Roebuck and Co., a New York corporation ("Sears"), Western Auto Holding Co., a Delaware corporation ("WAHC"), and a wholly-owned subsidiary of Sears and the parent of Western Auto, and certain shareholders of the Registrant. Pursuant to the terms of the Merger Agreement, Western Auto merged with and into AAC, with AAC as the surviving corporation (the "Merger"). For its shares in Western Auto, WAHC received total consideration consisting of: (i) cash in the amount of $175.0 million; (ii) 11,474,606 shares of Class A common stock of the Registrant ("Holding Common Stock"); and (iii) that portion of the loss sharing arrangement relating to Western Auto's Credit Card Portfolio (as defined in the Merger Agreement), if any, payable after the Merger following the sale of the Credit Card Portfolio, not to exceed $10.0 million.

          The acquisition was funded with (i) $175.0 million in cash and (ii) 11,474,606 shares of Holding Common Stock. The $175.0 million in cash and transaction costs were funded through (a) the funding of approximately $90.0 million pursuant to a new deferred senior secured term loan under the Amended and Restated Credit Facility, dated as of October 19, 1998, by and among the Registrant, ASCI, the Lenders party thereto, The Chase Manhattan Bank, Chase Securities Inc., DLJ Capital Funding, Inc. and First Union National Bank, (b) $70.0 million in cash from the gross proceeds of the sale of Holding Common Stock and (c) cash on hand.

          The Western Auto purchase price was arrived at by means of arm's length bargaining among the parties to the Agreement. Prior to the Merger, there was no material relationship between Sears, WAHC or Western Auto (including their officers, directors and stockholders) and the Registrant, ASCI, or AAC or any of their affiliates, or any director or officer of the Registrant, ASCI or AAC, or any associate of any such officer or director.

          (b) Western Auto is a specialty retailer of automotive parts and accessories and also supplies wholesale goods to independently owned and operated Western Auto dealers. As of October 31, 1998, the closing date for economic and accounting purposes only, Western Auto operated approximately 612 stores in the United States under the name "Parts America," and 36 stores in Puerto Rico, two stores in the U.S. Virgin Islands and two specialty stores under the name "Western Auto," all of which provide service and parts sales. Western Auto also operates four distribution centers. AAC intends to convert the majority of Parts America stores to "Advance Auto Parts" stores over time, and to continue to run the wholesale supply operation and Puerto Rico, Virgin Islands and specialty stores under the "Western Auto" name.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          The financial statements of Western Auto required to be filed as part of this Report were filed with the Securities and Exchange Commission on October 6, 1998 as part of the Registrant's Amendment No. 2 to Registration Statement on Form S-4 (Registration No. 333-56031), under the caption "Western Auto Supply Company and Subsidiaries Consolidated Financial Statements" and are incorporated herein by this reference.

          (B) PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information required to be filed as part of this Report is attached hereto as Exhibit 99.1.

          (C) EXHIBITS.

          2.3 (1) Amendment No. 1 to Agreement and Plan of Merger dated as of November 2, 1998 among the Registrant, Sears, WAHC, Western Auto, ASCI, AAC and certain stockholders of the Registrant.
        10.30 (2)  Amended and Restated Stockholders Agreement dated
                   November 2, 1998 among FS Equity Partners IV, L.P., Ripplewood Partners, L.P., Ripplewood Advance Auto Parts Employee Fund I L.L.C., Nicholas F. Taubman, The Arthur Taubman Trust dated July 13, 1964, WA Holding Co. and the Registrant.
        10.31 (3)  Amended and Restated Credit Agreement dated as of October 19,
                   1998 among the Registrant, ASCI, the lenders party thereto, The Chase Manhattan Bank ("Chase"), Chase Securities Inc., DLJ Capital Funding, Inc. and First Union National Bank.
        10.32 (4)  Pledge Agreement dated as of April 15, 1998, as amended and restated as of November 2, 1998, among the Registrant, ASCI, the Subsidiary Pledgors listed therein and Chase, as collateral agent.
        10.33 (5)  Guarantee Agreement dated as of April 15, 1998, as amended and restated as of November 2, 1998, among the Registrant, the Subsidiary Guarantors listed therein and Chase, as collateral agent.
        10.34 (6)  Indemnity, Subrogation and Contribution Agreement dated as of
                   April 15, 1998, as amended and restated as of November 2, 1998, among the Registrant, ASCI, the Guarantors listed therein and Chase, as collateral agent.

        10.35 (7)  Security Agreement dated as of April 15, 1998, as amended and restated as of November 2, 1998, among the Registrant, ASCI, the Subsidiary Guarantors listed therein and Chase, as collateral agent.
         23.1      Consent of Deloitte & Touche LLP.
         99.1      Pro Forma Financial Information.

(1) Incorporated by reference to the exhibit designated by the same number in the Current Report on Form 8-K filed with the Securities and Exchange Commission by ASCI on November 17, 1998 (File No. 333-56013) (the "ASCI Form 8-K").

(2) Incorporated by reference to the exhibit designated by as Exhibit 10.31 in the ASCI Form 8-K.

(3) Incorporated by reference to the exhibit designated by as Exhibit 10.32 in the ASCI Form 8-K.

(4) Incorporated by reference to the exhibit designated by as Exhibit 10.33 in the ASCI Form 8-K.

(5) Incorporated by reference to the exhibit designated by as Exhibit 10.34 in the ASCI Form 8-K.

(6) Incorporated by reference to the exhibit designated by as Exhibit 10.35 in the ASCI Form 8-K.

(7) Incorporated by reference to the exhibit designated by as Exhibit 10.36 in the ASCI Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  November 17, 1998


                                        ADVANCE HOLDING CORPORATION


                                        By:     /s/ J. O'Neil Leftwich
                                           -----------------------------------
                                                J. O'Neil Leftwich
                                                Senior Vice President and
                                                Chief Financial Officer